Exhibit 4.1

$400,000,000 Floating Rate Notes due 2014

$450,000,000 2.500% Notes due 2022

$400,000,000 3.800% Notes due 2042

* * *

CAMPBELL SOUP COMPANY,

THE BANK OF NEW YORK MELLON,

as Original Trustee

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Series Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of August 2, 2012

to

INDENTURE

Dated as of November 24, 2008

FIRST SUPPLEMENTAL INDENTURE, dated as of August 2, 2012, among Campbell Soup Company, a New Jersey corporation (the “Company”), The Bank of New York Mellon, a New York banking corporation, as Trustee (the “Original Trustee”) under the indenture dated as of November 24, 2008 (the “Original Indenture”) with the Company, and Wells Fargo Bank, National Association, a national banking association, as trustee with respect to the Notes (as hereinafter defined) (the “Series Trustee”). The Original Indenture, as supplemented by this First Supplemental Indenture, and as may be further supplemented or amended from time to time, is hereinafter sometimes collectively called the “Indenture.”

W I T N E S S E T H:

WHEREAS, the Company and the Original Trustee executed and delivered the Original Indenture to provide for the issuance by the Company from time to time of unsecured debentures, notes or other evidences of indebtedness, to be issued in one or more series as provided in the Original Indenture;

WHEREAS, pursuant to a Board Resolution, the Company has authorized the borrowing of up to $6 billion from time to time in public or private offerings, through, among other things, the issuance of unsecured debt securities on such terms and conditions as determined by any two of the Chief Executive Officer, the Chief Financial Officer and the Treasurer (the “Designated Officers”);

WHEREAS, Section 9.01(g) of the Original Indenture provides for the Company and the applicable trustee to enter into an indenture supplemental to the Original Indenture without the consent of any Holder of Securities to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01 of the Original Indenture;

WHEREAS, Section 9.01(i) of the Original Indenture provides that, without the consent of the Holders of Securities, the Company may enter into a supplemental indenture with the Original Trustee to make any provisions with respect to matters under the Original Indenture, provided that such action shall not adversely affect the interests of the Holders of any Securities in any material respect;

WHEREAS, pursuant to Section 3.01 of the Original Indenture, the Company wishes to provide for the issuance of (x) a new series of Securities, initially limited in aggregate principal amount to $400,000,000, to be known as its Floating Rate Notes due 2014 (the “Floating Rate Notes”), the form and terms, provisions and conditions thereof to be as set forth in this First Supplemental Indenture; (y) a new series of Securities, initially limited in aggregate principal amount to $450,000,000, to be known as its 2.500% Notes due 2022 (the “2022 Notes”), the form and terms, provisions and conditions thereof to be as set forth in this First Supplemental Indenture; and (z) a new series of Securities, initially limited in aggregate principal amount to $400,000,000, to be known as its 3.800%

Notes due 2042 (the “2042 Notes” and together with the 2022 Notes and the Floating Rate Notes, the “Notes”), the form and terms, provisions and conditions thereof to be as set forth in this First Supplemental Indenture;

WHEREAS, nothing in this First Supplemental Indenture adversely affects the interests of Holders of any Securities in any material respect;

WHEREAS, pursuant to the Board Resolution authorizing the issuance of the Notes, the Designated Officers have elected to appoint Wells Fargo Bank, National Association as the “Series Trustee” in respect of the Notes to fulfill all duties and responsibilities of the Trustee under the Indenture with respect to the Notes;

WHEREAS, the Company has requested that the Original Trustee enter into this First Supplemental Indenture in connection with the Company’s appointment of the Series Trustee with all the rights, powers, trusts and duties of the Original Trustee with respect to, and only with respect to, the Notes and for the purpose of supplementing the Original Indenture pursuant to Section 9.01(g) and Section 9.01(i) thereof to evidence such appointment;

WHEREAS, the Company has determined that this First Supplemental Indenture is authorized or permitted by Section 9.01 of the Original Indenture and has delivered to the Original Trustee and the Series Trustee an Opinion of Counsel to that effect and to the effect that the First Supplemental Indenture, when executed and delivered by the Company, will constitute a valid and binding obligation of the Company enforceable in accordance with its terms;

WHEREAS, the entering into this First Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Original Indenture; and

WHEREAS, all things necessary to make this First Supplemental Indenture a valid indenture and agreement according to its terms have been done.

NOW, THEREFORE, the Company, the Original Trustee and the Series Trustee agree as follows:

ARTICLE 1

DEFINITIONS AND RELATION TO ORIGINAL INDENTURE

Section 1.01. Relation to Original Indenture. This First Supplemental Indenture constitutes an integral part of the Original Indenture (the provisions of which, as modified by this First Supplemental Indenture, shall apply to the Notes) in respect of the Notes but shall not modify, amend or otherwise affect the Original Indenture insofar as it relates to any other series of Securities.

Section 1.02. Definition of Terms. Solely for purposes of this First Supplemental Indenture and the Notes (as applicable):

(a) Capitalized terms used herein without definition shall have the meaning set forth in the Original Indenture;

(b) A term defined anywhere in this First Supplemental Indenture has the same meaning throughout;

(c) The singular includes the plural and vice versa;

(d) Headings are for convenience of reference only and do not affect interpretation; and

(e) The following terms have the following meanings:

“2022 Final Maturity Date” shall have the meaning given to such term in Section 3.04.

“2042 Final Maturity Date” shall have the meaning given to such term in Section 4.04.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Bolthouse Farms Acquisition” has the meaning given to such term in Section 5.02.

“Business Day” means a New York Business Day.

“Business Day Convention” means if any Floating Rate Interest Payment Date (other than the Floating Rate Final Maturity Date or, if applicable, the Special Redemption Date) is not a New York Business Day, then such Floating Rate Interest Payment Date shall be postponed to the next succeeding New York Business Day unless that New York Business Day is in the next succeeding calendar month, in which case the Floating Rate Interest Payment Date shall be the immediately preceding New York Business Day. If any such Floating Rate Interest Payment Date (other than the Floating Rate Final Maturity Date or, if applicable, the Special Redemption Date) is postponed or brought forward as described in the preceding sentence, the interest amount shall be adjusted accordingly and the Holder shall be entitled to more or less interest, respectively.

“Calculation Agent” means Wells Fargo Bank, National Association, or any other successor appointed from time to time by the Company acting as calculation agent in respect of the Floating Rate Notes.

“Comparable Treasury Issue” means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the 2022 Notes or the 2042 Notes, as applicable, to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 2022 Notes or 2042 Notes, as applicable.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Corporate Trust Office” means the principal office of the Series Trustee at which at any time its corporate trust business shall be administered, which office is located at 45 Broadway, 14th Floor, New York, New York 10006, Attention: Corporate Trust Services—Administrator for Campbell Soup Company, or such other address as the Series Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Series Trustee (or such other address as such successor Series Trustee may designate from time to time by notice to the Holders and the Company).

“Designated LIBOR Page” means (1) the Reuters screen “LIBOR01” or such other page as may replace the Reuters screen “LIBOR01” on that service or (2) if, on any Floating Rate Interest Determination Date, the three-month U.S. dollar LIBOR does not appear or is not available on such date on the designated Reuters screen described in clause (1) of this definition, the designated LIBOR page shall be Bloomberg L.P. page “BBAM” or such other page as may replace Bloomberg L.P. page “BBAM” on that service.

“Floating Rate Final Maturity Date” shall have the meaning given to such term in Section 2.04.

“Floating Rate Initial Interest Period” means the period beginning on, and including, August 2, 2012 and ending on, but not including, the earlier of the first Floating Rate Interest Payment Date or, if applicable, the Special Redemption Date.

“Floating Rate Interest Determination Date” means, for each Floating Rate Interest Reset Date, the second London Business Day preceding such Floating Rate Interest Reset Date.

“Floating Rate Interest Payment Date” shall have the meaning given to such term in Section 2.03.

“Floating Rate Interest Period” means the period beginning on, and including a Floating Rate Interest Payment Date and ending on, but not including, the following Floating Rate Interest Payment Date, except that the final Floating Rate Interest Period shall be the period beginning on, and including, the Floating Rate Interest Payment Date immediately preceding the Floating Rate Final Maturity Date or the Special Redemption Date (if such Special Redemption Date occurs subsequent to the first Floating Rate Interest Payment Date) in respect of such Floating Rate Note, as applicable, and ending on, but not including, the Floating Rate Final Maturity Date or such Special Redemption Date in respect of such Floating Rate Note, as the case may be.

“Floating Rate Interest Reset Date” means, for each Floating Rate Interest Period other than the Floating Rate Initial Interest Period, the first day of such Floating Rate Interest Period.

“LIBOR” has the meaning given to such term in Section 2.03 hereof.

“London Business Day” means any day which is not a Saturday, Sunday, or a day on which commercial banking institutions are authorized or obligated by law, regulation or executive order to be closed in London.

“Merger Agreement” means the Agreement and Plan of Merger dated July 9, 2012 by and among BF Bolthouse Holdco LLC, Campbell Soup Company (solely for purposes of Section 12.19 thereof), Campbell Investment Company, Bolt Acquisition Sub LLC, and Madison Dearborn Capital Partners IV, L.P., as the Representative, as amended.

“New York Business Day” means any day which is not a Saturday, Sunday, or a day on which commercial banking institutions are authorized or obligated by law, regulation or executive order to be closed in New York City.

“Primary Treasury Dealer” means a primary U.S. Government securities dealer in the State of New York or the State of Connecticut.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means (1) Morgan Stanley & Co. LLC, Barclays Capital Inc., J.P. Morgan Securities LLC and BNP Paribas Securities Corp. and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, we shall substitute therefor another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third New York Business Day preceding such Redemption Date.

“Special Redemption Deadline” means January 29, 2013, if and only if the Bolthouse Farms Acquisition has not been completed on or before such date.

“Special Redemption Date” means the 15th New York Business Day following the earlier to occur of (a) the Special Redemption Deadline, if any, and (b) the date, if any, the Merger Agreement is terminated.

“Special Redemption Notice” means a notice to Holders of Floating Rate Notes and 2042 Notes that such Floating Rate Notes and 2042 Notes shall be redeemed and specifying the Special Redemption Date and such other information as required, to the extent applicable, by Section 11.04 of the Original Indenture.

“Special Redemption Price” means a price equal to 101% of the aggregate principal amount of the Floating Rate Notes and the 2042 Notes, respectively, in each case plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but excluding the Special Redemption Date.

“Spread” means 30 basis points (0.30%).

ARTICLE 2

GENERAL TERMS AND CONDITIONS OF THE FLOATING RATE NOTES

Section 2.01. Title and Principal Amount. There is hereby authorized and established a new series of Securities under the Indenture designated as the “Floating Rate Notes due 2014,” which is not limited in aggregate principal amount. The initial aggregate principal amount of the Floating Rate Notes to be authenticated and delivered under this First Supplemental Indenture shall be $400,000,000, subject to increase as set forth in Section 2.07.

Section 2.02. Form and Denomination. The Floating Rate Notes shall be issued in global form in accordance with Section 2.03 of the Original Indenture, as a Book-Entry Security, substantially in the form of Exhibit A-1 hereto, which is hereby incorporated in and expressly made a part of the Indenture. The Depository with respect to the Floating Rate Notes shall initially be The Depository Trust Company, 55 Water Street, New York, New York 10041. The Company shall issue the Floating Rate Notes in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof.

Section 2.03. Interest. (a) The Floating Rate Notes shall bear interest at a floating rate per annum equal to the three-month U.S. dollar London Interbank Offered Rate (“LIBOR”), determined as provided in this Section 2.03, plus the Spread, payable quarterly in arrears on February 1, May 1, August 1, and November 1 of each calendar year (each a “Floating Rate Interest Payment Date”), commencing on November 1, 2012, subject to the Business Day Convention, and until the outstanding principal amount of the Floating Rate Notes is fully repaid or duly provided for as set forth in the Indenture. Interest payable on any Floating Rate Interest Payment Date, the Floating Rate Final Maturity Date or, if applicable, the Special Redemption Date shall be the amount accrued from, and including, the immediately preceding Floating Rate Interest Payment Date in respect of which interest has been paid or duly provided for as set forth in the Indenture (or from and including the original issue date of the Floating Rate Notes, if no interest has been paid or duly provided for as set forth in the Indenture with respect to the Floating Rate Notes) to, but excluding, such Floating Rate Interest Payment Date, Floating Rate Final Maturity Date or, if applicable, Special Redemption Date, as the case may be. If the Floating Rate Final Maturity Date or, if applicable, the Special Redemption Date is not a New York Business Day, the payment of principal and interest shall be made on the next following New York Business Day, and no further interest shall accrue in respect of the delay in such payment. Each Floating Rate Note shall cease to bear interest upon, and no interest shall be payable in respect of, the earlier of the Floating Rate Final Maturity Date and, if applicable, the Special Redemption Date, unless the Company defaults in making payment in full of all amounts due on any such date.

(b) The interest rate for the Floating Rate Initial Interest Period shall be 0.74260%. Thereafter, the interest rate for any Floating Rate Interest Period shall be the three-month U.S. dollar LIBOR, as determined on the applicable Floating Rate Interest Determination Date by the Calculation Agent pursuant to Section 2.03(e), plus the Spread. The interest rate for the Floating Rate Notes will be reset quarterly on each Floating Rate Interest Reset Date.

(c) The amount of interest for each day that the Floating Rate Notes are outstanding (the “Daily Interest Amount”) shall be calculated by the Calculation Agent by dividing the interest rate (expressed as a percentage per annum) in effect during the applicable Floating Rate Interest Period or the Floating Rate Initial Interest Period, as applicable, by 360 and multiplying the result by the outstanding principal amount of the Floating Rate Notes. The amount of interest to be paid on the Floating Rate Notes for any applicable period shall be calculated by the Calculation Agent by adding the Daily Interest Amounts for each day in such period.

(d) Interest on a Floating Rate Note shall be payable to the Holder in whose name such Floating Rate Note is registered at the close of business on the fifteenth calendar day prior to each Floating Rate Interest Payment Date, whether or not such day is a New York Business Day, each a Regular Record Date with respect to the Floating Rate Notes. Interest due on the Special Redemption Date, if applicable (whether or not a Floating Rate Interest Payment Date), shall be paid to the Holder to whom principal of such Floating Rate Notes is payable on such Special Redemption Date.

(e) The Calculation Agent shall determine the three-month U.S. dollar LIBOR in accordance with the following provisions: with respect to any Floating Rate Interest Determination Date, the three-month U.S. dollar LIBOR shall be the rate (expressed as a percentage per annum) for deposits in U.S. dollars having a maturity of three months that appears on the Designated LIBOR Page as of 11:00 a.m., London time, on such Floating Rate Interest Determination Date. If the three-month U.S. dollar LIBOR does not appear on the Designated LIBOR Page, the three-month U.S. dollar LIBOR in respect of such Floating Rate Interest Determination Date shall be determined as follows: the Calculation Agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for the period of three months commencing on the applicable Floating Rate Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Floating Rate Interest Determination Date and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time. If at least two quotations are provided, then the three-month U.S. dollar LIBOR on such Floating Rate Interest Determination Date shall be the arithmetic mean of such quotations. If fewer than two such quotations are provided, then the three-month U.S. dollar LIBOR on such Floating Rate Interest Determination Date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on such Floating Rate Interest Determination Date by three major banks in New York City selected by the Calculation Agent (after consultation with the Company) for loans in U.S. dollars to leading European banks, having a three-month maturity and in a principal amount of not less than $1,000,000 for a single transaction in U.S. dollars in such market at such time; provided, however, that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this sentence, the three-month U.S. dollar LIBOR determined as of such Floating Rate Interest Determination Date shall be the three-month U.S. dollar LIBOR in effect prior to such Floating Rate Interest Determination Date.

(f) Each calculation of the interest rate on the Floating Rate Notes by the Calculation Agent shall (in the absence of manifest error) be final and binding on the Holders of the Floating Rate Notes and the Company. All final percentages resulting from the completion of any calculation of any interest rate for the Floating Rate Notes shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward, and all U.S. dollar amounts shall be rounded to the nearest cent, with one-half cent being rounded upward.

(g) Upon the request of any Holder of Floating Rate Notes, the Calculation Agent shall provide to such Holder the interest rate then in effect and, if determined, the interest rate that shall become effective on the next Floating Rate Interest Reset Date.

(h) Notwithstanding anything herein to the contrary, the interest rate on the Floating Rate Notes shall not exceed the maximum rate permitted by New York law, as the same may be modified by U.S. law of general application.

Section 2.04. Final Maturity. The date upon which the principal amount of the Floating Rate Notes shall be due and payable in full shall be August 1, 2014 (the “Floating Rate Final Maturity Date”).

Section 2.05. Redemption. The Floating Rate Notes shall be subject to the Special Redemption provisions of Section 5.02. Except as provided for in the preceding sentence, the Floating Rate Notes shall not be subject to any mandatory redemption. The Floating Rate Notes shall not be subject to redemption at the option of the Holders of the Floating Rate Notes or the Company.

Section 2.06. No Sinking Fund. The Floating Rate Notes are not entitled to the benefit of, or subject to, any sinking fund.

Section 2.07. Additional Notes. The Company may from time to time, without the consent of the Holders thereof, increase the principal amount of the Floating Rate Notes by issuing additional notes on the same terms and conditions as the Floating Rate Notes, except for any differences in the issue price and interest accrued prior to the issue date of the additional notes, and with the same CUSIP numbers as the Floating Rate Notes. The Floating Rate Notes and any additional notes issued on the same terms and conditions shall rank equally and ratably and shall be treated as a single series for all purposes under the Indenture.

Section 2.08. Place of Payment. Payment of principal of (and premium, if any) and interest on the Floating Rate Notes and surrender for registration of transfer, exchange and service of notices and demands to or upon the Company may be made at the office or agency of the Company maintained for that purpose in New York, New York.

Section 2.09. Original Issue of Notes. The Floating Rate Notes may, upon effectiveness of this Supplemental Indenture, be executed by the Company and delivered to the Series Trustee for authentication, and the Series Trustee shall, upon receipt of a Company Order, authenticate and deliver such Floating Rate Notes as in such Company Order provided.

ARTICLE 3

GENERAL TERMS AND CONDITIONS OF THE 2022 NOTES

Section 3.01 . Title and Principal Amount. There is hereby authorized and established a new series of Securities under the Indenture designated as the “2.500% Notes due 2022,” which is not limited in aggregate principal amount. The initial aggregate principal amount of the 2022 Notes to be authenticated and delivered under this First Supplemental Indenture shall be $450,000,000, subject to increase as set forth in Section 3.07.

Section 3.02. Form and Denomination. The 2022 Notes shall be issued in global form in accordance with Section 2.03 of the Original Indenture, as a Book-Entry Security, substantially in the form of Exhibit A-2 hereto, which is hereby incorporated in and expressly made a part of the Indenture. The Depository with respect to the 2022 Notes shall initially be The Depository Trust Company, 55 Water Street, New York, New York 10041. The Company shall issue the 2022 Notes in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof.

Section 3.03. Interest. The 2022 Notes shall bear interest at a fixed rate of 2.500% per annum. Interest on the 2022 Notes shall be payable semi-annually in arrears on February 2 and August 2 of each calendar year (each, a “2022 Note Interest Payment Date”), commencing on February 2, 2013, and until the outstanding principal amount of the 2022 Notes is fully paid or made available for payment as set forth in the Indenture. Interest payable on any 2022 Note Interest Payment Date, the 2022 Final Maturity Date or, if applicable, any Redemption Date (as defined in the Original Indenture), as the case may be, shall be the amount accrued from, and including, the immediately preceding 2022 Note Interest Payment Date in respect of which interest has been paid or duly provided for as set forth in the Indenture (or from and including the original issue date of the 2022 Notes, if no interest has been paid or duly provided for as set forth in the Indenture with respect to the 2022 Notes) to, but excluding, such 2022 Note Interest Payment Date, 2022 Final Maturity Date or Redemption Date, as the case may be. Payments of principal and interest with respect to the 2022 Notes shall be made in accordance with Section 1.14 of the Original Indenture. The interest payable, and punctually paid or duly provided for as set forth in the Indenture, on a 2022 Note Interest Payment Date shall be paid to the Holder in whose name such 2022 Note is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a New York Business Day) preceding such 2022 Note Interest Payment Date. Interest due on the 2022 Note at any Redemption Date, if applicable (whether or not a 2022 Note Interest Payment Date) shall be paid to the Holder to whom principal of such 2022 Notes is payable on such Redemption Date. Interest on the 2022 Notes shall be calculated on the basis of a 360-day year comprised of twelve 30-day months.

Section 3.04. Final Maturity. The date upon which the principal amount of the 2022 Notes shall become due and payable in full shall be August 2, 2022 (the “2022 Final Maturity Date”) unless earlier redeemed in accordance with the Indenture.

Section 3.05. Redemption. The 2022 Notes shall be subject to the optional redemption provisions of Section 5.01. The 2022 Notes shall not be subject to (i) any mandatory redemption or (ii) any redemption at the option of the Holders of the 2022 Notes.

Section 3.06. No Sinking Fund. The 2022 Notes are not entitled to the benefit of, or subject to, any sinking fund.

Section 3.07. Additional Notes. The Company shall initially issue $450,000,000 aggregate principal amount of 2022 Notes. The Company may from time to time, without the consent of the Holders thereof, increase the principal amount of the 2022 Notes by issuing additional notes on the same terms and conditions as the 2022 Notes, except for any differences in the issue price and interest accrued prior to the issue date of the additional notes, and with the same CUSIP numbers as the 2022 Notes. The 2022 Notes and any additional notes issued on the same terms and conditions shall rank equally and ratably and shall be treated as a single series for all purposes under the Indenture.

Section 3.08. Place of Payment. Payment of principal of (and premium, if any) and interest on the 2022 Notes and surrender for registration of transfer, exchange and service of notices and demands to or upon the Company may be made at the office or agency of the Company maintained for that purpose in New York, New York.

Section 3.09. Original Issue of Notes. The 2022 Notes may, upon effectiveness of this First Supplemental Indenture, be executed by the Company and delivered to the Series Trustee for authentication, and the Series Trustee shall, upon receipt of a Company Order, authenticate and deliver such 2022 Notes as in such Company Order provided.

ARTICLE 4

GENERAL TERMS AND CONDITIONS OF THE 2042 NOTES

Section 4.01. Title and Principal Amount. There is hereby authorized and established a new series of Securities under the Indenture designated as the “3.800% Notes due 2042,” which is not limited in aggregate principal amount. The initial aggregate principal amount of the 2042 Notes to be authenticated and delivered under this First Supplemental Indenture shall be $400,000,000, subject to increase as set forth in Section 4.07.

Section 4.02. Form and Denomination. The 2042 Notes shall be issued in global form in accordance with Section 2.03 of the Original Indenture, as a Book-Entry Security, substantially in the form of Exhibit A-3 hereto, which is hereby incorporated in and expressly made a part of the Indenture. The Depository with respect to the 2042 Notes shall initially be The Depository Trust Company, 55 Water Street, New York, New York 10041. The Company shall issue the 2042 Notes in minimum denominations of $2,000 and in integral multiples of $1,000 in excess thereof.

Section 4.03. Interest. The 2042 Notes shall bear interest at a fixed rate of 3.800% per annum. Interest on the 2042 Notes shall be payable semi-annually in arrears on February 2 and August 2 of each calendar year (each, a “2042 Note Interest Payment Date”), commencing on February 2, 2013, and until the outstanding principal amount of the 2042 Notes is fully paid or made available for payment as set forth in the Indenture. Interest payable on any 2042 Note Interest Payment Date, the 2042 Final Maturity Date or, if applicable, the Special Redemption Date or any Redemption Date (as defined in the Original Indenture), as the case may be, shall be the amount accrued from, and including, the immediately preceding 2042 Note Interest Payment Date in respect of which interest has been paid or duly provided for as set forth in the Indenture (or from and including the original issue date of the 2042 Notes, if no interest has been paid or duly provided for as set forth in the Indenture with respect to the 2042 Notes) to, but excluding, such 2042 Note Interest Payment Date, 2042 Final Maturity Date, Special Redemption Date or Redemption Date, as the case may be. Payments of principal and interest with respect to the 2042 Notes shall be made in accordance with Section 1.14 of the Original Indenture. The interest payable, and punctually paid or duly provided for as set forth in the Indenture, on a 2042 Note Interest Payment Date shall be paid to the Holder in whose name such 2042 Note is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a New York Business Day) preceding such 2042 Note Interest Payment Date. Interest due on the 2042 Note at the Special Redemption Date or at any Redemption Date, as the case may be (in each case, whether or not a 2042 Note Interest Payment Date) shall be paid to the Holder to whom principal of such 2042 Notes is payable on such Special Redemption Date or Redemption Date, as the case may be. Interest on the 2042 Notes shall be calculated on the basis of a 360-day year comprised of twelve 30-day months.

Section 4.04. Final Maturity. The date upon which the principal amount of the 2042 Notes shall become due and payable in full shall be August 2, 2042 (the “2042 Final Maturity Date”) unless earlier redeemed in accordance with the Indenture.

Section 4.05. Redemption. The 2042 Notes shall be subject to (i) the optional redemption provisions of Section 5.01 and (ii) the Special Redemption provisions of Section 5.02. Except as provided for in the preceding sentence, the 2042 Notes shall not be subject to any mandatory redemption. The 2042 Notes shall not be subject to any redemption at the option of the Holders of the 2042 Notes.

Section 4.06. No Sinking Fund. The 2042 Notes are not entitled to the benefit of, or subject to, any sinking fund.

Section 4.07. Additional Notes. The Company shall initially issue $400,000,000 aggregate principal amount of 2042 Notes. The Company may from time to time, without the consent of the Holders thereof, increase the principal amount of the 2042 Notes by issuing additional notes on the same terms and conditions as the 2042 Notes, except for any differences in the issue price and interest accrued prior to the issue date of the additional notes, and with the same CUSIP numbers as the 2042 Notes. The 2042 Notes and any additional notes issued on the same terms and conditions shall rank equally and ratably and shall be treated as a single series for all purposes under the Indenture.

Section 4.08. Place of Payment. Payment of principal of (and premium, if any) and interest on the 2042 Notes and surrender for registration of transfer, exchange and service of notices and demands to or upon the Company may be made at the office or agency of the Company maintained for that purpose in New York, New York.

Section 4.09. Original Issue of Notes. The 2042 Notes may, upon effectiveness of this First Supplemental Indenture, be executed by the Company and delivered to the Series Trustee for authentication, and the Series Trustee shall, upon receipt of a Company Order, authenticate and deliver such 2042 Notes as in such Company Order provided.

ARTICLE 5

REDEMPTION

Section 5.01. Optional Redemption. (a) At any time and from time to time, the 2022 Notes and the 2042 Notes shall be redeemable, in whole or in part, at the Company’s option, at a Redemption Price equal to the greater of (i) 100% of the principal amount of such 2022 Notes or 2042 Notes, as applicable, or (ii) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus (A) 20 basis points, in the case of the 2022 Notes being redeemed and (B) 20 basis points, in the case of the 2042 Notes being redeemed, plus, in each case, accrued interest on such 2022 Notes or 2042 Notes, as applicable, to, but excluding, the Redemption Date for such 2022 Notes or 2042 Notes, as applicable.

(b) Notice of any redemption pursuant to this Section 5.01 shall be given by mail to Holders of the 2022 Notes and 2042 Notes to be redeemed, not less than 30 days nor more than 60 days prior to the Redemption Date, all as provided in the Original Indenture.

(c) On and after the Redemption Date for the 2022 Notes or 2042 Notes or any portion thereof called for redemption, as applicable, interest shall cease to accrue on such 2022 Notes or 2042 Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest, if any. On or before the Redemption Date for such 2022 Notes or 2042 Notes or any portion thereof called for redemption, the Company shall deposit with the Series Trustee or a Paying Agent, funds sufficient to pay the Redemption Price of such 2022 Notes or 2042 Notes to be redeemed on the Redemption Date, and (except if the Redemption Date shall be 2022 Note Interest Payment Date or a 2042 Note Interest Payment Date, as the case may be) accrued interest, if any. If less than all of the 2022 Notes or 2042 Notes are to be redeemed, the Depository shall select the 2022 Notes or 2042 Notes, as applicable, to be redeemed in accordance with its operational arrangements. If the 2022 Notes or 2042 Notes, as applicable, are not Global Notes held by the Depository, the 2022 Notes or 2042 Notes to be redeemed, as applicable, shall be selected by the Series Trustee by such method as the Series Trustee deems fair and appropriate; provided, however, that in no event shall 2022 Notes or 2042 Notes of a principal amount of $2,000 or less be redeemed in part.

Section 5.02. Special Redemption. (a) If, for any reason, the Company’s proposed acquisition of BF Bolthouse Holdco, LLC (the “Bolthouse Farms Acquisition”) is not consummated on or prior to the Special Redemption Deadline or if the Merger Agreement is terminated prior to such Special Redemption Deadline, the Company shall redeem all of the Outstanding Floating Rate Notes and 2042 Notes on the Special Redemption Date at the applicable Special Redemption Price.

(b) Section 11.02 of the Original Indenture shall not apply in connection with a Special Redemption pursuant to this Section 5.02. The Special Redemption Notice shall be mailed, with a copy to the Series Trustee, promptly after the occurrence of the event triggering such special redemption to each Holder of Floating Rate Notes or 2042 Notes at such Holder’s registered address. At the Company’s request, the Special Redemption Notice may be given by the Series Trustee in the name and at the expense of the Company.

(c) If funds sufficient to pay the Special Redemption Price of all of the Floating Rate Notes and 2042 Notes to be redeemed on the Special Redemption Date are deposited with a Paying Agent or the Series Trustee on or before such Special Redemption Date, on and after such Special Redemption Date, the Floating Rate Notes and 2042 Notes shall cease to bear interest and, other than the right to receive the Special Redemption Price, all rights under such Floating Rate Notes and 2042 Notes shall terminate.

(d) Notwithstanding anything to the contrary, the Merger Agreement may be amended and the form of the Bolthouse Farms Acquisition may be modified at any time, in each case, without the consent of any Holder of the Notes.

ARTICLE 6

APPOINTMENT OF AND ACCEPTANCE BY SERIES TRUSTEE

Section 6.01. Appointment of Series Trustee. Pursuant to the Original Indenture, the Company hereby appoints the Series Trustee as Trustee under the Indenture with respect to, and only with respect to, the Notes. Pursuant to the Original Indenture, all the rights, powers, trusts and duties of the Trustee under the Indenture shall be vested in the Series Trustee with respect to the Notes and there shall continue to be vested in the Original Trustee all of its rights, powers, trusts and duties as Trustee under the Original Indenture with respect to all of the series of Securities as to which it has served and continues to serve as Trustee under the Original Indenture. With respect to the Notes, all references to the Trustee in the Original Indenture shall be understood to be references to the Series Trustee, unless the context requires otherwise. The Original Trustee shall not be responsible for the enforcement of the Notes under the Indenture.

Section 6.02. Eligibility of Series Trustee. The Series Trustee hereby represents that it is qualified and eligible under the provisions of Section 6.09 of the Original Indenture and the provisions of the Trust Indenture Act to accept its appointment as Series Trustee with respect to the Notes under the Indenture and hereby accepts the appointment as such Series Trustee.

Section 6.03. Security Registrar, Paying Agent and Calculation Agent. Pursuant to the Original Indenture, the Company hereby appoints the Series Trustee as “Security Registrar” and “Paying Agent” with respect to the Notes and “Calculation Agent” with respect to the Floating Rate Notes only.

ARTICLE 7

MISCELLANEOUS

Section 7.01. Securities. Securities of any series authenticated and delivered pursuant to the Indenture shall bear a notation that the Original Indenture has been supplemented by this First Supplemental Indenture.

Section 7.02. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Original Trustee or the Series Trustee, and neither the Original Trustee nor the Series Trustee assumes any responsibility for the correctness thereof. Neither the Original Trustee nor the Series Trustee makes any representation as to the validity or sufficiency of this First Supplemental Indenture.

Section 7.03. Confirmation of Indenture. The Original Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 7.04. Concerning the Original Trustee and the Series Trustee. Neither the Original Trustee nor the Series Trustee assumes any duties, responsibilities or liabilities by reason of this First Supplemental Indenture other than as set forth in the Indenture and, in carrying out its responsibilities hereunder, each shall have all of the rights, powers, privileges, protections and immunities which it possesses under the Indenture. The Original Trustee shall have no liability for any acts or omissions of the Series Trustee and the Series Trustee shall have no liability for any acts or omissions of the Original Trustee.

Section 7.05. Governing Law. This First Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws provisions thereof.

Section 7.06. Conflict with Trust Indenture Act. If any provision of this First Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act that is required under the Trust Indenture Act to be part of and govern any provision of this First Supplemental Indenture, the provision of the Trust Indenture Act shall control. If any provision of this First Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of the Trust Indenture Act shall be deemed to apply to the Indenture as so modified or to be excluded by this First Supplemental Indenture, as the case may be.

Section 7.07. Separability. In case any provision in this First Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 7.08. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 7.09. U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Series Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Series Trustee. The parties to this Indenture agree that they will provide the Series Trustee with such information as it may reasonably request in order for the Series Trustee to satisfy the requirements of the U.S.A. Patriot Act.

[Signature Page Follows]

IN WITNESS WHEREOF, this First Supplemental Indenture has been duly executed by the Company and the Original Trustee and the Series Trustee as of the day and year first written above.

CAMPBELL SOUP COMPANY

By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Original Trustee

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Series Trustee

By:
Name:
Title:

[Signature Page to First Supplemental Indenture]

Exhibit A-1

[Form of Floating Rate]

THIS SECURITY IS A BOOK-ENTRY SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

CAMPBELL SOUP COMPANY

FLOATING RATE NOTE DUE 2014

No. R-1	$[•] CUSIP No. 134429 AX7 ISIN No. US134429AX76

CAMPBELL SOUP COMPANY, a corporation duly organized and existing under the laws of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [•] ($[•]) on August 1, 2014 or any earlier date of redemption fixed in accordance with the terms of this Security as to the principal repayable on such date. In addition, the Company promises to pay interest on principal amount quarterly in arrears on February 1, May 1, August 1, and November 1 (each a “Floating Rate Interest Payment Date”), commencing on [•], subject to the Business Day Convention, and until the outstanding principal amount of this Security is fully repaid or duly provided for as set forth in the Indenture. Interest payable on any Floating Rate Interest Payment Date, the Floating Rate Final Maturity Date or, if applicable, the Special Redemption Date shall be the amount accrued from, and including, the immediately preceding Floating Rate Interest Payment Date in respect of which interest has been paid or duly provided for as set forth in the Indenture (or from [•], if no interest has been paid or duly provided for as set forth in the Indenture with respect to the Floating Rate Notes) to, but excluding, such Floating Rate Interest Payment Date, Floating Rate Final Maturity Date, or Special Redemption Date, as the case may be. If the Floating Rate Final Maturity Date or, if applicable, the Special Redemption Date is not a New York Business Day, the payment of principal and interest shall be made on the next following New York Business Day, and no further interest shall accrue in respect of the delay in such payment. This Security shall cease to bear interest upon, and no interest shall be payable in respect of, the earlier of the Floating Rate Final Maturity Date and, if applicable, the Special Redemption Date, unless the Company defaults in making payment in full of all amounts due on any such date.

The interest rate for the Floating Rate Initial Interest Period shall be [•]%. The interest rate for each Floating Rate Interest Period subsequent to the Floating Rate Initial Interest Period shall be the three-month U.S. dollar LIBOR, as determined on the applicable Floating Rate Interest Determination Date by the Calculation Agent in accordance with the provisions of the Indenture, plus 30 basis points (0.30%). The interest so payable, and punctually paid or duly provided for as set forth in the Indenture, on any Floating Rate Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the fifteenth calendar day prior to such Floating Rate Interest Payment Date (whether or not a New York Business Day), each a Regular Record Date with respect to this Security.

Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for as set forth in the Indenture will forthwith cease to be payable to the Holder of record on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Series Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of principal of (and premium, if any) and interest on this Security may be made at the office or agency of the Company maintained for that purpose in New York, New York.

Reference is hereby made to the further provisions of this Security set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Series Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                     , 2012

CAMPBELL SOUP COMPANY

By:
	Name:	B. Craig Owens
	Title:	Senior Vice President— Chief Financial Officer and Chief Administrative Officer

[seal]

By:
	Name:	Ashok Madhavan
	Title:	Vice President—Treasurer

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:                 , 2012

Wells Fargo Bank, National Association, as Series Trustee

By:
Authorized Signatory

REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an indenture, dated as of November 24, 2008 (the “Original Indenture”), between the Company and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Original Trustee”), as supplemented by the first supplemental indenture dated as of August 2, 2012 (the “First Supplemental Indenture”; the Original Indenture, as supplemented by the First Supplemental Indenture, the “Indenture”), among the Company, the Original Trustee, and Wells Fargo Bank, National Association, a national banking association, as series trustee (the “Series Trustee,” which term includes any successor trustee under the Indenture) with respect to the Securities of this series, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Series Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

The Securities of this series may be the subject of a special redemption, as further described in the Indenture. Except for such special redemption, there is no mandatory redemption applicable to the Securities of this series. There is no optional redemption applicable to the Securities of this series.

The Securities of this series are not entitled to the benefit of, or subject to, any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Original Trustee and/or the Series Trustee, as applicable, with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding (with each series voting as a separate class in certain cases specified in the Indenture, or with all series voting as one class, in certain other cases specified in the Indenture), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notification of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Series Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Series Trustee to institute such proceeding as series trustee, and the Series Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceedings within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on such Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess of $2,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Series Trustee and any agent of the Company or the Series Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Series Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit A-2

[Form of 2022 Note]

THIS SECURITY IS A BOOK-ENTRY SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

CAMPBELL SOUP COMPANY

2.500% NOTES DUE 2022

No. R-1	$[•] CUSIP No. 134429 AY5 ISIN No. US134429AY59

CAMPBELL SOUP COMPANY, a corporation duly organized and existing under the laws of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [•] ($[•]) on August 2, 2022 and to pay interest thereon from August 2, 2012, or from the most recent 2022 Note Interest Payment Date to which interest has been paid or duly provided for as set forth in the Indenture, semi-annually in arrears on February 2 and August 2 in each year (each a “2022 Note Interest Payment Date”), commencing on [•] at the rate of 2.500% per annum, until the principal hereof is paid or made available for payment as set forth in the Indenture. The interest so payable, and punctually paid or duly provided for as set forth in the Indenture, on any 2022 Note Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a New York Business Day) preceding such 2022 Note Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for as set forth in the Indenture will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Series Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of principal of (and premium, if any) and interest on this Security may be made at the office or agency of the Company maintained for that purpose in New York, New York.

Reference is hereby made to the further provisions of this Security set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Series Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:            , 2012

CAMPBELL SOUP COMPANY

By:
	Name:	B. Craig Owens
	Title:	Senior Vice President— Chief Financial Officer and Chief Administrative Officer

[seal]

By:
	Name:	Ashok Madhavan
	Title:	Vice President—Treasurer

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated: August 2, 2012

Wells Fargo Bank, National Association, as Series Trustee

By:
Authorized Signatory

REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an indenture, dated as of November 24, 2008 (the “Original Indenture”), between the Company and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Original Trustee”), as supplemented by the first supplemental indenture dated as of August 2, 2012 (the “First Supplemental Indenture”; the Original Indenture, as supplemented by the First Supplemental Indenture, the “Indenture”), among the Company, the Original Trustee, and Wells Fargo Bank, National Association, a national banking association, as series trustee (the “Series Trustee,” which term includes any successor trustee under the Indenture) with respect to the Securities of this series, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Series Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

The Securities of this series are subject to optional redemption, as further described in the Indenture. There is no mandatory redemption applicable to the Securities of this series.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities of this series are not entitled to the benefit of, or subject to, any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Original Trustee and/or the Series Trustee, as applicable, with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding (with each series voting as a separate class in certain cases specified in the Indenture, or with all series voting as one class, in certain other cases specified in the Indenture), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notification of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Series Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Series Trustee to institute such proceeding as series trustee, and the Series Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceedings within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on such Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess of $2,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Series Trustee and any agent of the Company or the Series Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Series Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit A-3

[Form of 2042 Note]

THIS SECURITY IS A BOOK-ENTRY SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

CAMPBELL SOUP COMPANY

3.800% NOTES DUE 2042

No. R-1	$[•] CUSIP No. 134429 AZ2 ISIN No. US134429AZ25

CAMPBELL SOUP COMPANY, a corporation duly organized and existing under the laws of New Jersey (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [•] ($[•]) on August 2, 2042 and to pay interest thereon from August 2, 2012, or from the most recent 2042 Note Interest Payment Date to which interest has been paid or duly provided for as set forth in the Indenture, semi-annually in arrears on February 2 and August 2 in each year (each a “2042 Note Interest Payment Date”), commencing on [•] at the rate of 3.800% per annum, until the principal hereof is paid or made available for payment as set forth in the Indenture. The interest so payable, and punctually paid or duly provided for as set forth in the Indenture, on any 2042 Note Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a New York Business Day) preceding such 2042 Note Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for as set forth in the Indenture will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Series Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of principal of (and premium, if any) and interest on this Security may be made at the office or agency of the Company maintained for that purpose in New York, New York.

Reference is hereby made to the further provisions of this Security set forth on the reverse side hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Series Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                     , 2012

CAMPBELL SOUP COMPANY

By:
	Name:	B. Craig Owens
	Title:	Senior Vice President— Chief Financial Officer and Chief Administrative Officer

[seal]

By:
	Name:	Ashok Madhavan
	Title:	Vice President—Treasurer

Attest:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:                    , 2012

Wells Fargo Bank, National Association, as Series Trustee

By:
Authorized Signatory

REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an indenture, dated as of November 24, 2008 (the “Original Indenture”), between the Company and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Original Trustee”), as supplemented by the first supplemental indenture dated as of August 2, 2012 (the “First Supplemental Indenture”; the Original Indenture, as supplemented by the First Supplemental Indenture, the “Indenture”), among the Company, the Original Trustee, and Wells Fargo Bank, National Association, a national banking association, as series trustee (the “Series Trustee,” which term includes any successor trustee under the Indenture) with respect to the Securities of this series, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Series Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

The Securities of this series are subject to optional redemption and may be the subject of a special redemption, as further described in the Indenture. Except for such special redemption, there is no mandatory redemption applicable to the Securities of this series.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities of this series are not entitled to the benefit of, or subject to, any sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Original Trustee and/or the Series Trustee, as applicable, with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding (with each series voting as a separate class in certain cases specified in the Indenture, or with all series voting as one class, in certain other cases specified in the Indenture), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notification of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Series Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Series Trustee to institute such proceeding as series trustee, and the Series Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceedings within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on such Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess of $2,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Series Trustee and any agent of the Company or the Series Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Series Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.